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                                                                  EXHIBIT 10.151

                    AMENDMENT TO REVOLVING CREDIT AGREEMENT

     THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment"), dated as of December 1, 1997, is entered into by and between LASALLE NATIONAL BANK, a national banking association ("Lender"), and INSURANCE AUTO AUCTIONS, INC., a California corporation ("Borrower).

     WHEREAS, Lender has previously made available to Borrower a credit facility pursuant to the terms and conditions of that certain Revolving Credit Agreement, dated as of April 4, 1997, by and between Lender and Borrower, which, together with all exhibits and schedules thereto and amendments and modifications thereof made in accordance with the terms thereof, if any, is hereinafter referred to as the "Loan Agreement"; and

     WHEREAS, pursuant to the Loan Agreement, Lender has extended certain loans and credit extensions to Borrower; and

     WHEREAS, Borrower has requested that Lender amend the Loan Agreement to provide for the issuance of letters of credit by Lender for the account of Borrower pursuant to the terms and conditions of this Amendment as set forth herein; and

     WHEREAS, Lender is willing to amend the Loan Agreement but only on the terms and conditions set forth in this Amendment; and

     WHEREAS, capitalized terms used but not defined herein have the meanings assigned to such terms in the Loan Agreement.

     NOW, THEREFORE, in consideration of the premises, to induce Lender to enter into this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by each party hereto as follows:

     Section 1. Amendment of the Loan Agreement. It is hereby agreed and understood that, subject to the complete fulfillment and performance of the conditions precedent set forth in Section 2 of this Amendment, the Loan Agreement is hereby amended as follows:

     (a) Section 1.1. The definition of "Unused Revolving Commitment" contained in Section 1.01 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

               "Unused Revolving Commitment" means, at any time, the Revolving Commitment at such time, minus the aggregate principal amount of all outstanding Revolving Advances outstanding at such time, minus the aggregate stated amount of all outstanding LCs, and minus the aggregate amount of all outstanding Reimbursement Obligations.
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     (b)  Section 1.2.  The following is hereby added to the Loan Agreement as
Section 2.13:

     Section 2.13.  Letters of Credit.

          (a) LC Commitment. On the terms and subject to the conditions of this Agreement, the Lender agrees, from time to time to issue for the account of Borrower commercial and/or standby letters of credit (herein collectively called "LCs" and individually called an "LC") during the period commencing on the date hereof and continuing through the Revolving Commitment Termination Date of such stated amounts as Borrower may from time to time request and the Lender in its sole discretion shall agree to issue, but not exceeding, in the aggregate, an amount for LCs outstanding at any one time equal to the lesser of the Unused Revolving Commitment and $500,000; provided, however, that no LC may have an expiration date occurring after the Revolving Commitment Termination Date except as otherwise permitted by Lender in its sole and absolute discretion. The Lender shall not issue any LC unless Borrower would be in compliance with the limits and sublimits contained in this Agreement immediately after the issuance thereof. The foregoing commitment of the Lender is herein called the "LC Commitment".

     (b) LC Documentation. Each of Borrower's requests for an LC must be received by the Lender at least three Business Days prior to the requested issue date of such LC, and shall be accompanied by a duly completed application therefor executed by a Responsible Officer (each such application herein called an "LC Application") and such other documents, including contracts, in support thereof as the Lender may require, and all of such applications, documents and contracts shall be in form and substance satisfactory to the Lender. In addition, such LC shall be in form and substance satisfactory to the Lender.

     (c)  Agreement to Repay LC Drawings.

           (i) Borrower hereby agrees to reimburse the Lender immediately upon demand for each payment or disbursement made by the Lender under any LC honoring any demand for payment made by the beneficiary thereunder, together with interest on the amount so paid or disbursed by the Lender from the date a demand for payment was made by the Lender to but not including the date the Lender is reimbursed therefor, at a rate per annum equal to the Base Rate from time to time in effect (but not less than the Base Rate in effect on the date of such payment or disbursement). Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Borrower's obligations to reimburse the Lender set forth in this Section 2.13(c) are collectively called the "Reimbursement Obligation." Lender at any time may make a Revolving Advance to Borrower to effect payment of a Reimbursement Obligation.

           (ii) The obligations of Borrower to reimburse the Lender for payments and disbursements made by the Lender under any LC honoring a demand for payment made by the beneficiary thereunder shall be absolute and unconditional under any and all


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     circumstances and irrespective of any setoff, counterclaim or defense to payment which Borrower may have or have had against the Lender or such beneficiary, including, without limitation, any defense based on the failure of such demand for payment to conform to the terms of such LC or any nonapplication or misapplication by such beneficiary of the proceeds of such demand for payment or the legality, validity, regularity or enforceability of such LC or any document or contract related to or required to be presented under the terms of such LC; provided, however, that Borrower shall not be obligated to reimburse the Lender for any wrongful payment or disbursement made by the Lender under such LC as a result of acts or omissions constituting gross negligence or willful misconduct on the part of the Lender or any of its officers, employees or agents.

     (d) Mandatory Payment of LC Liability. Borrower agrees that, upon the occurrence and continuation of an Event of Default or the occurrence of the Revolving Commitment Termination Date, it will immediately, without notice or demand, at Borrower's option, (i) pay to the Lender an amount equal to the amount of the then aggregate stated amount (the stated amount of any LC issued pursuant to this Agreement shall equal the (a) initial face amount of the LC less (b) the aggregate amount of funds disbursed pursuant to the LC) of all LCs issued and outstanding hereunder or (ii) within five Business Days of such Event of Default or the Revolving Commitment Termination Date, replace each LC issued and outstanding hereunder with substitute letters of credit or similar instruments, thereby extinguishing all liability of the Lender, whether fixed or contingent, under or with respect to all such LCs. Any amounts so received by the Lender pursuant to the provisions of the foregoing sentence shall be retained by the Lender as collateral security for the Obligations of Borrower to Lender or applied by the Lender to such Obligations in such order as it may elect.

     (e) Obligations of Borrower Under The Loan Documents The Lender shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment by the beneficiary under any LC issued by the Lender to ascertain that the same appear on their fact to be in conformity with the terms and conditions of such LC. If, after examination, the Lender shall have determined that a demand for payment under such LC does not conform to the terms and conditions of such LC, then the Lender shall, as soon as reasonably practicable, give notice to the beneficiary to the effect that negotiation was not in accordance with the terms and conditions of such LC, stating the reasons therefor and that the relevant document is being held at the disposal of such beneficiary or is being returned to such beneficiary, as the Lender may elect. The beneficiary may attempt to correct any such nonconforming demand for payment under such LC is, and to the extent that, such beneficiary is entitled (without regard to the provisions of this sentence) and able to do so. If the Lender determines that a demand for payment under such LC conforms to the terms and conditions of such LC, then the Lender shall provide prompt notice to Borrower of receipt of all demands for payment under any LC. The Lender shall have the right to require the beneficiary to surrender such LC to the Lender on the stated expiration date of such LC.


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          (f) Conditions. Notwithstanding any other provision of this Agreement, no LC shall be required to be issued hereunder unless the Lender in its sole discretion agrees to issue such LC and in addition thereto all of the conditions precedent to the issuing of such LC specified in Section 3.02 have been satisfied.

          (g) LC Fees. Borrower shall from time to time pay to the Lender such standard fees, charges and other amounts as the Lender may from time to time require with respect to commercial and/or standby letters of credit issued pursuant to this Section 2.13. In the case of standby letters of credit, Borrower shall, in addition to the amounts referred to in the first sentence of this Section 2.2(g), pay to the Lender an LC commitment fee as agreed to by Borrower and the Lender.

     Section 2. Conditions Precedent. The effectiveness of this Amendment and the obligations of Lender hereunder are subject to the satisfaction, or waiver by Lender, of the following conditions precedent on or before the date hereof in addition to the conditions precedent specified in Section 3.02 of the Loan
Agreement:

     A. Borrower shall have paid and/or reimbursed all fees, costs and expenses relating to this Amendment and owed to Lender pursuant to the Loan Agreement, if so requested by Lender; and

     B. Borrower shall have delivered, or caused to be delivered, original fully completed, dated and executed originals of this Amendment to Lender.

     C. The following statements shall be true and correct and Borrower, by executing and delivering this Amendment to Lender, hereby certifies that the following statements are true and correct as of the date hereof:

          i. Other than as expressly contemplated by this Amendment, since the date of the most recent financial statements furnished by Borrower to Lender (which financial statements were true and correct in all material respects and otherwise conformed to the requirements set forth in the Loan Agreement for such financial statements), there shall have been no change which has had or will have a material adverse effect on the business, operations, properties, condition (financial or otherwise) or prospects of Borrower;

          ii. The representations and warranties of Borrower set forth in the Loan Agreement and of Borrower set forth in this Amendment are true and correct in all material respects on and as of the date of this Amendment with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date;

          iii. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and


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          iv.  No consents, licences or approvals are required in connection with the execution, delivery and performance by Borrower of this Amendment or the validity or enforceability against Borrower of this Amendment which have not been obtained and delivered to Lender.

     Section 3.  Miscellaneous.

          A. Except as expressly amended and modified by this Amendment, the Loan Agreement and the Loan Documents are and shall continue to be in full force and effect in accordance with the terms thereof.

          B. This Amendment may be executed by the parties hereto in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          C. This Amendment shall be construed in accordance with and governed by the internal laws, and not the laws of conflict, of the State of Illinois.

          D. The headings contained in this Amendment are for ease of reference only and shall not be considered in construing this Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Loan and Security Agreement to be duly executed as of the date first above written.

                                        INSURANCE AUTO AUCTIONS, INC.

                                        By:   /s/ Linda C. Larrabee
                                        --------------------------------------


                                        Title: Senior Vice President
                                               and Chief Financial Officer
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                                        LASALLE NATIONAL BANK

                                        By:   /s/ Meg Marion
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                                        Title: Senior Vice President
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